Commitments and contingencies	12 Months Ended
Dec. 31, 2022
Commitments and contingencies
Commitments and contingencies

(32) Commitments and contingencies

(a) Lease obligations

The future minimum lease payments under non-cancellable lease agreements but not yet commenced, are as follows:

	31 Dec	31 Dec
	2022	2021
	k€	k€
Less than one year	1,561	801
Between one and five years	16,373	10,595
More than five years	44,979	46,474
Total	62,913	57,870

In addition, the Company maintains leases which were not recognised in accordance with the exemptions in IFRS 16. These amounts are not material and therefore not presented here.

(b) Other commitments and contingencies

The future minimum payments associated with miscellaneous long-term commitments total approximately k€ 22,111 and k€ 9,459 on 31 December 2022 and 2021, respectively. The significant portion thereof related to long-term commitments in connection with facility expenses.

As of 31 December 2022, the Company has entered into purchase commitments in the amount of k€ 152,289 (31 December 2021: k€ 66,154).

The Company has licensed or acquired certain third-party intellectual property for use in its business. Under these agreements, the Company is required to pay milestones, dependent on development progress and/or royalties and milestones dependent on present and future net income or on sublicensing fees received from third parties. The Company also agreed with several third parties on acquiring access to their technology and know-how for use in Evotec’s business activities or within collaborations. Under those agreements, the Company could be required to pay a share of the revenue relating to those technologies and know-how to the respective third parties.

The Company is not aware of any material actual or threatened litigation as of 31 December 2022.